Exhibit 10.10

Joint Statement

Whereas:

1、Shanghai Jiamu Investment Management Co., Ltd. is a wholly-owned subsidiary of the listed company Tantech Holdings Ltd;

2、Shanghai Jiamu Investment Management Co., Ltd., Zhengyu Wang and Hangzhou Wangbo Investment Management Co., Ltd. signed relevant VIE documents on July 3, 2017, making Hangzhou Wangbo Investment Management Co., Ltd. a VIE entity of Tantech Holdings Ltd;

3、Wang Zhengyu has transferred all the shares ( 95%) of Party C to Xinyang Wang on the November 3, 2019; Wangfeng Yan remains the 5% shareholder of Hangzhou Wangbo Investment Management Co., Ltd.;

4、Shanghai Jiamu Investment Management Co., Ltd., Zhengyu Wang and Hangzhou Wangbo Investment Management Co., Ltd. have signed a Termination Agreement on May 15, 2020, confirming that the relevant VIE documents (Except the Power of Attorney signed by Yan Wangfeng) signed on July 3, 2017 is terminated on December 10, 2019;

5、Xinyang Wang has signed new VIE documents with all parties on December 10, 2019. Wangfeng Yan has signed a new VIE document with all parties on May 15, 2020 (the effectiveness dates back to December 10, 2019), maintaining Hangzhou Wangbo Investment Management Co., Ltd. as the VIE entity of Tantech Holdings Ltd;

The parties hereby make the following declarations:

1. All parties promise to strictly implement the existing VIE document. During the validity of the VIE document, all parties will strictly abide by the relevant decisions of the board of directors of Tantech Holdings Ltd.

2. If any party or parties are inconsistent with the opinions of the board of directors of Tantech Holdings Ltd, they will unconditionally obey the resolution of the board of directors of Tantech Holdings Ltd, and the board of directors of Tantech Holdings Ltd shall have the final decision-making power at any time and under any circumstances.

The effectiveness of this Joint Statement dates back to December 10, 2019.

Each declaring parties:

1、 Hangzhou Wangbo Investment Management Co., Ltd. (stamp)

2、Shanghai Jiamu Investment Management Co., Ltd.(stamp)

3、Xinyang Wang(signature)

Shareholder of Hangzhou Wangbo Investment Management Co., Ltd.

4、Wangfeng Yan(signature)

Shareholder of Hangzhou Wangbo Investment Management Co., Ltd.

Legal representative of Hangzhou Wangbo Investment Management Co., Ltd.

5、Zhengyu Wang(signature)

Designated Person of Hangzhou Suyuan Agricultural Technology Co., Ltd.

Trustee of Xinyang Wang and Wangfeng Yan

Date: May 15, 2020